EXHIBIT 10.44

             FORGIVENESS OF PROMISSORY NOTE DATED DECEMBER 31, 2006
                 IN THE AMOUNT OF $20,000 PAYABLE TO HENRY ZAKS

                                   HENRY ZAKS
                          11649 N. PORT WASHINGTON RD.
                                MEQUON, WI 53092




December 31, 2006




Pedro E. Racelis III (Pete)
China Wireless Communications, Inc.
1746 Cole Boulevard, Suite 225
Golden, Colorado 80401

Subject:  Forgive Loan (Convertible Note #9 Dated November 13, 2006 for
          $20,000.00)

Dear Pete:

As a director of the company, I understand the financial situation of the company and I hereby forgive the loan totaling $20,000.00, Convertible Note #9, to China Wireless Communications, Inc. effective immediately.

Sincerely,


/s/ HENRY ZAKS

Henry Zaks